SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2016

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 K Street NW, Washington, D.C. 20005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 312-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On February 25, 2016, FTI Consulting, Inc. (“FTI Consulting”) announced financial results for the fourth quarter and year ended December 31, 2015 and guidance for the year ending December 31, 2016. A copy of the press release (including accompanying financial tables) (the “Press Release”) is attached as Exhibit 99.1 to this Current Report on Form 8-K and hereby is incorporated by reference herein.

ITEM 7.01. Regulation FD Disclosure

FTI Consulting defines “Segment Operating Income (Loss)” as a segment’s share of consolidated operating income (loss). FTI Consulting defines “Total Segment Operating Income (Loss)” as the total of Segment Operating Income (Loss) for all segments, which excludes unallocated corporate expenses. FTI Consulting uses Segment Operating Income (Loss) for the purpose of calculating Adjusted Segment EBITDA. FTI Consulting defines “Adjusted EBITDA” as consolidated net income (loss) before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt, “Adjusted Segment EBITDA” as a segment’s share of consolidated operating income (loss) before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges, and “Total Adjusted Segment EBITDA” as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses. FTI Consulting defines “Adjusted Segment EBITDA Margin” as Adjusted Segment EBITDA as a percentage of a segment’s share of revenue. Although Adjusted EBITDA, Adjusted Segment EBITDA Total Adjusted Segment EBITDA and Adjusted Segment EBITDA Margin are not measures of financial condition or performance determined in accordance with U.S. generally accepted accounting principles (“GAAP”), FTI Consulting believes that they can be useful supplemental measures which reflect current core operating performance and/or provides an indicator of the segment’s ability to generate cash. FTI Consulting also believes that these non-GAAP measures, when considered together with GAAP financial results, provide management and investors with a more complete understanding of FTI Consulting’s operating results, including underlying trends, by excluding the effects of remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. In addition, EBITDA and Adjusted EBITDA are common alternative measures of operating performance used by many of FTI Consulting’s competitors. They are used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in FTI Consulting’s industry. Therefore, FTI Consulting also believes that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of its operating results to the operating results of other companies.

FTI Consulting defines “Adjusted Net Income” and “Adjusted Earnings per Diluted Share” (“Adjusted EPS”) as net income (loss) and earnings per diluted share, respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. FTI Consulting uses Adjusted Net Income for the purpose of calculating Adjusted EPS and uses Adjusted EPS to assess total FTI Consulting operating performance on a consistent basis. FTI Consulting believes that this non-GAAP measure, when considered together with its GAAP financial results, provides management and investors with a more complete understanding of its business operating results, including underlying trends, by excluding the effects of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt.

Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in FTI Consulting’s Consolidated Statements of Comprehensive Income (Loss). Reconciliations of GAAP to non-GAAP financial measures are included in the accompanying tables to the press release.

The information included herein, including Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) David M. Johnson’s departure as Chief Financial Officer of FTI Consulting will be March 1, 2016 rather than February 29, 2016 as previously announced.

(c) The Press Release also announces that on February 24, 2016, the Board of Directors (“Board”) of FTI Consulting elected Catherine M. Freeman, age 60, as the Interim Chief Financial Officer of FTI Consulting effective March 1, 2016. Ms. Freeman has been FTI Consulting’s Senior Vice President, Controller and Chief Accounting Officer since November 2007 and will continue to hold those offices. Ms. Freeman is not a party to any transaction that is required to be reported pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended, and there are no family relationships among Ms. Freeman and any director or officer of FTI Consulting.

Ms. Freeman’s compensation is described in FTI Consulting’s proxy statement filed with the Securities and Exchange Commission on April 21, 2015 and is hereby incorporated by reference herein. For assuming the role of Interim Chief Financial Officer, Ms. Freeman will be eligible to receive an incremental cash bonus payment of $200,000 for the bonus year ending December 31, 2016.

As previously disclosed, FTI Consulting has initiated an external search for a permanent Chief Financial Officer.

(e) On February 24, 2016, the Compensation Committee of the Board authorized a $250,000 cash incentive payment to Mr. Johnson on account of his performance for the year ended December 31, 2015.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated February 25, 2016, of FTI Consulting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI Consulting, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: February 26, 2016	By:	/S/ CURTIS LU
Curtis Lu
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 25, 2016, of FTI Consulting, Inc.

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